EXHIBIT 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Deborah Fortescue-Merrin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Annual Report on Form 20-F for the year ended December 31, 2010 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Creator Capital Limited.

Date: June 28, 2011	/s/ Deborah Fortescue-Merrin Deborah Fortescue-Merrin President, Chief Executive Officer, Chief Financial Officer and a Director

A signed original of this written statement required by Section 906 has been provided to Creator Capital Limited and will be retained by Creator Capital Limited, and furnished to the Securities and Exchange Commission or its staff upon request.

Creator Capital Form 20 F December 31, 2010